Exhibit 10.1

AMENDMENT NO. 2 TO

SECOND AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of October 30, 2007, by and among Cardinal Health Funding, LLC (“Funding”), Griffin Capital, LLC, individually and as Servicer under and as defined in the Receivables Purchase Agreement referred to below (“Griffin” or “Servicer”), each entity signatory hereto as a Conduit (each a “Conduit” and collectively, the “Conduits”), each entity signatory hereto as a Financial Institution (each a “Financial Institution” and, collectively with the Conduits, the “Purchasers”), each entity signatory hereto as a Managing Agent (each a “Managing Agent” and collectively, the “Managing Agents”) and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as the Agent (the “Agent”).

RECITALS

Funding, Servicer, the Purchasers, the Managing Agents and the Agent have entered into that certain Second Amended and Restated Receivables Purchase Agreement, dated as of October 31, 2006, as amended by the Omnibus Amendment thereto, dated as of June 20, 2007 (as amended, the “Purchase Agreement”), which amended and restated that certain Amended and Restated Receivables Purchase Agreement, dated as of May 21, 2004, as amended from time to time;

Funding and the Servicer has requested, and the Purchasers, the Managing Agents and the Agent have agreed, on the terms set forth herein, to extend the Liquidity Termination Date.

AGREEMENT

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Purchase Agreement, as amended hereby.

Section 2. Amendment to Purchase Agreement. Subject to the terms and conditions set forth herein, the definition of “Liquidity Termination Date” set forth in Exhibit I to the Purchase Agreement is hereby amended by amending and restating, in its entirety, such definition where it appears therein to read as follows:

“Liquidity Termination Date” means December 14, 2007.

Section 3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions:

(a) Amendment. The Agent and each Managing Agent shall have received executed counterparts of this Amendment, duly executed by each of the parties hereto.

(b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties of Funding and Servicer contained in the Purchase Agreement, as amended hereby, and in each other Transaction Document (other than those that speak expressly only as of a different date) shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Funding and Servicer shall be deemed to have represented and warranted such).

(c) No Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Funding and Servicer shall be deemed to have represented and warranted such).

Section 4. Miscellaneous.

(a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement, any other Transaction Document or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, any other Transaction Document or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import shall mean such agreement, as amended hereby, and each reference in the Transaction Documents to “Receivables Purchase Agreement,” the “Purchase Agreement” or the Purchase Agreement shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in each such agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c) Costs, Fees and Expenses. Funding agrees to reimburse the Agent, each Managing Agent and each Purchaser on demand for all reasonable costs, fees and expenses incurred by the Agent, each Managing Agent and each Purchaser (including, without limitation, the reasonable fees and expenses of counsel to the Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

(d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

(g) WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

(Signature Pages Follow)

IN WITNESS WHEREOF, the undersigned have caused this Omnibus Amendment to be executed as of the date first above written.

CARDINAL HEALTH FUNDING, LLC,
as Seller

By	/s/ Sharon Hasselbach
Name:	Sharon Hasselbach
Title:	Director

GRIFFIN CAPITAL, LLC, individually and as Servicer

By	/s/ Sharon Hasselbach
Name:	Sharon Hasselbach
Title:	Director

FALCON ASSET SECURITIZATION COMPANY LLC, as a Conduit

By:	/s/ Ronald J. Atkins
Name:	Ronald J. Atkins
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Agent

By:	/s/ Ronald J. Atkins
Name:	Ronald J. Atkins
Title:	Executive Director

LIBERTY STREET FUNDING LLC, as a Conduit

By:	/s/ Jill A. Gordon
Name:	Jill A. Gordon
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Financial Institution and as a Managing Agent

By:	/s/ Norman Last
Name:	Norman Last
Title:	Managing Director

WINDMILL FUNDING CORPORATION, as a Conduit

By:	/s/ Jill A. Gordon
Name:	Jill A. Gordon
Title:	Vice President

ABN AMRO BANK N.V., as a Financial Institution and as a Managing Agent

By:	/s/ Gregory S. Blanck
Name:	Gregory S. Blanck
Title:	Director

/s/ Kristina Neville Kristina Neville Vice Presidnet

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